UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                   Submission of Matters to a Vote of Security Holders

On June 15, 2023, Cardiff Oncology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 27,299,149 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 27, 2023 are as follows:

Proposal 1.  All of the seven (7) nominees for director were elected to serve until the 2024 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Mark Erlander, Ph.D.	13,865,171	0	762,900	12,671,078
Dr. Rodney Markin	13,876,802	0	751,269	12,671,078
Dr. James O. Armitage	13,890,969	0	737,101	12,671,079
Lale White	13,785,160	0	842,910	12,671,079
Gary W. Pace, Ph.D.	14,140,640	0	487,431	12,671,078
Mani Mohindru, Ph.D.	12,545,020	0	2,083,050	12,671,079
Renee P. Tannenbaum, Pharm.D.	13,880,230	0	747,841	12,671,078

Proposal 2. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2023 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
26,560,889	560,805	177,454	1

Proposal 3.  A one year frequency of the advisory shareholder vote on the Company’s named executive officer compensation, as recommended by the Board of Directors, was approved by the stockholders by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non Vote
13,681,338	142,222	696,088	108,422	12,671,079

Consistent with the greatest number of votes cast with respect to this proposal, the Board has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Proposal 4.  The advisory vote on the compensation of the Company’s named executive officers was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
11,916,210	2,419,195	292,665	12,671,079

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 15, 2023

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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